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                                                                  EXHIBIT 10.26

                                                               January 24, 1997
                              128 TECHNOLOGY CENTER
                        PARAMETRIC TECHNOLOGY CORPORATION
                                AMENDMENT NO. 11


Reference in made to the original Lease dated June 1, 1987, and subsequently amended March 10, 1988, November 9, 1988, November 8, 1989, January 21, 1991, March 10, 1992, November 25, 1992, June 8, 1993, April 14, 1994, July 19, 1995,
January 9, 1996, and May 10, 1996 collectively (the "Lease") by and between Wells Avenue Senior Holdings LLC, a Massachusetts limited liability company (hereinafter "Lessor", which expression shall include its heirs, executors, successors, and assigns where the context so admits), and Parametric Technology Corporation, a Massachusetts corporation having a principal place of business at 128 Technology Drive, Waltham, Massachusetts, 02154 (hereinafter "Lessee", which expression shall include its successors and assigns or executors and administrators where to context so admits). Terms defined in or by reference in the Lease not otherwise defined herein shall have the same meaning herein as therein.

For good and valuable consideration, the receipt of legal sufficiency of which is hereby acknowledged, Lessor and Lessee hereby agree to amend the Lease as follows:

NEW AREA                 44,652 rentable square feet formerly occupied by BGS
EXPANSION SPACE:         Systems, Inc., 125 Technology Drive, Waltham,
                         Massachusetts.

AVAILABILITY:            February 1, 1997

RENT
COMMENCEMENT:            Upon Availability (February 1, 1997)

RENTAL RATE:             $22.00 per rentable square foot.

TENANT IMPROVEMENT
ALLOWANCE:               $75,000. In addition Landlord shall restore millwork to
                         Tenant's reasonable satisfaction. In furtherance of the provisions of Section 5 of the Settlement Agreement dated December 7, 1995, the work associated with the improvements to the Premises shall be performed and coordinated by Tenant. Tenant shall compute the cost and the value of such improvements and shall from time to time submit evidence of payment therefor to the Landlord. Within 10 business days of the receipt of each such evidence of payment, Landlord shall reimburse
                         Tenant or the cost of such improvements in an amount equal to $75,000.

TERM:                    Five (5) years (Not subject to cancellation option).

TAX & OPERATING
EXPENSE BASE YEAR:       1992.

SUBLETTING &             Exhibit B (see enclosure) of the Settlement Agreement
ASSIGNMENT:              shall amend Article XII of the Lease and will govern
                         all space leased by Parametric including the BGS option space.

CLEANING                 Exhibit D of the Lease shall be replaced by the
SPECIFICATIONS:          following cleaning specifications.
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Lavatories-Nightly:       Sweep and wash floors using a disinfectant cleaner.
                          Wash and polish all mirrors, shelves, brightwork and enameled surfaces.
                          Wash and shine all flushometers, piping, and toilet seat hinges.
                          Wash and wipe dry both sides of all toilet seats. Wash and disinfect all basins, bowls and urinals. Wipe down all tile walls, partitions, dispensers and receptacles.
                          Change waste paper liners.
                          Dust and clean all powder room fixtures.
                          Empty and clean all paper towel and sanitary napkin receptacles.
                          Remove wastepaper and refuse from the premises. Refill all toilet paper, paper towel, soap and sanitary napkin dispensers.


Lavatories-Monthly:       Machine scrub with brush all tile floors.
                          Scrub and disinfect all tile walls and partitions.
                          Dust and wash all ventilation grilles.

                          Materials to be supplied by Landlord unless otherwise arranged with Janitronics.

Office Areas-Nightly:     Remove trash; replace liners as needed.
                          Wash out trash baskets as needed.
                          Remove fingerprints from doors, walls, light switches, etc.
                          Vacuum all carpeting.
                          Vacuum all floor mats.
                          Damp mop all tile floors.
                          Remove waste to designated area.
                          Damp wipe all table tops to remove smudges and beverage stains - cafe/coffee stations.
                          Remove carpet stains as needed - upon request (but will be proactive).
                          Clean entrance door glass.
                          Upon completion of work shut off all lights and secure doors.

Office Areas-Weekly:      Dust all horizontal surfaces such as file cabinets,
                          partitions, picture frames, window sills, etc.

Office Areas-Monthly:     Vacuum all carpet edges and corners.
                          Spot clean all interior glass partitions.

Office Areas-Quarterly:   Clean baseboards.
                          Vacuum chair seats.
                          Dust chair rails, bases and seats.

Lobby And Common Areas
-Nightly:                 Empty all trash receptacles; clean receptacle as
                          needed.
                          Replace liners as needed.
                          Remove waste to designated area.
                          Empty and wipe clean all cigarette urns and ashtrays;
                          replace sand and water as needed.
                          Empty trash receptacle below cigarette urns.
                          Vacuum all carpets.
                          Vacuum all floor mats; wash as required.
                          Clean all entrance doors.
                          Clean and shine all mullions and metal work.
                          Remove stains and fingerprints form walls, doors,
                          light switches, etc.
                          Clean building directory.
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                          Clean and disinfect all water fountains.
                          Clean all baseboards.
                          Vacuum elevator carpets; remove stains as needed.
                          Vacuum and wash all elevator tracks.
                          Clean, wash and shine all doors, walls and metal work in elevators.
                          Wash and clean all kitchen tables, counter tops in food areas and break rooms.

Customer Visit Area
Building 138-Nightly:     Clean and polish conference room furniture -
                          conference tables, credenza, terminal tables.
                          Clean all white boards.
                          Clean glass display case,
                          Empty all waste receptacles.
                          Replace liners.
                          Remove carpet stains as needed - upon request (but will be proactive).

Lobby, Common Areas
And Customer Visit
Area-Weekly:             Clean baseboards and window sills.
                         Remove fingerprints from walls, doors, and light switches.
                         Clean wood stair rails.

Lobby, Common Areas
And Customer Visit
Area-Monthly:            Vacuum all upholstered furniture.
                         VCT tile floors - damp mop nightly

Monthly:                 Spray buff all tile floors.

Quarterly:               Strip/seal all tile floors.

Lobby Stone Floors:      Strip/seal twice per year.

Yearly:                  Wash all partition glass.


Landlord has reviewed the provisions of this revised cleaning specification and represents to Tenant that the estimated cost of the work to be performed does not exceed the current cost of the cleaning services being provided to the Premises.

In all other respect, the terms and provisions of the Lease and subsequent amendments are hereby ratified and confirmed and remain in full force and effect and unamended.

Executed as a sealed instrument the 29 day of January, 1997.


LESSOR:                  WELLS AVENUE SENIOR HOLDINGS, LLC

BY:                      /s/ Kurt W. Saraceno
                         --------------------
                         Kurt W. Saraceno, President


LESSEE:                  PARAMETRIC TECHNOLOGY CORPORATION
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BY:                      /s/ Martha L. Durcan
                         --------------------

TITLE:                   MARTHA L. DURCAN
                         V.P./CORPORATE COUNSEL
                         ----------------------